SEMIANNUAL REPORT
June 30, 1998

Dear Shareholder(s),

Enclosed are the financial statements for the SCM Portfolio Fund for the period, January 1-June 30, 1998.

The Fund's total return for the six-month and one year periods and the average annual returns for three and five years and the life of the Fund (3/8/89) are listed below:

    Six Months       7.969%
    One Year        13.457
    Three Years     14.263
    Five Years      10.020
    Life of Fund     8.255

The Fund's returns for the periods listed were below that of the Standard & Poor's 500 Index for the periods, but the Fund was not fully invested in stocks as was the Index, and thus the Fund was less volatile during market downturns.

Most of the expenses of the Fund already have been paid for the year, such as annual audit and legal expenses associated with the annual report and filings with the Securities and Exchange Commission.

As you will see in the Schedule of Investment in Securities, the Fund was invested only 52.34% in common stocks on June 30, 1998. This percentage is representative of the commitment to common stocks for the period. Although the percentage of common stocks was low as compared with some other funds, the Fund held some stocks which had excellent returns over the last 12 months. The Fund held, with their 12-month returns, Home Depot (80.5%), Air Touch Communications (112.57%), Cisco Systems (105.7%), Intel (56.8%), Automatic Data Processing (55.05%), and Wal-Mart (79.67%). Also, 12 other stocks appreciated between 20% and 40% for the 12-month period; four, between 10% and 20%; and six, 1% and 10%. Six recorded losses for the 12-month period.

Please feel free to call me, if you have questions or comments.

Sincerely,

Steve McCutcheon

June 30, 1998


                               SCM PORTFOLIO FUND INC
                         STATEMENT OF ASSETS AND LIABILITIES
                                      JUNE 30, 1998

                                      (UNAUDITED)

                                   ASSETS

ASSETS

  Cash equivalents                                               $ 497,496
  Interest Receivable                                                4,730
  Dividends Receivable                                                 329
  Fidelity Bond Reserve at Market Value                              3,654
  Securities at Market Values                                      792,061
                                                                __________
                                                                $1,298,270
                                                                ==========

                                 LIABILITIES

LIABILITIES
  Accounts Payable                                             $    4,046
  Securities Payable                                                    0

NET ASSETS (Equivalent to $14.09 per share                     $1,294,224
  based on 91,873.216 shares outstanding)                      __________


TOTAL LIABILITIES AND NET ASSETS                               $1,298,270
                                                               ==========

Net assets consist of:
  Capital Stock                                                $  957,107
  Unrealized depreciation on investments                          328,153
  Accumulated undistributed net investment income                   8,964
  Realized Gains on Securities Transactions                        ------
                                                               __________
                                                               $1,294,224
                                                               ==========

See Notes to Financial Statements.

                               SCM PORTFOLIO FUND, INC.
                               STATEMENT OF OPERATIONS
                                     JUNE 30, 1998
                                      (UNAUDITED)

INCOME

  Interest                                                     $  15,729
  Dividends                                                        4,777
                                                                --------
  Total Income                                                    20,506

EXPENSES

  Administrative Fee                                               1,578
  Custodial Fee                                                    1,401
  Registrations and Reports                                          125
  Audit and Accounting Fee                                         4,651
  Taxes                                                              847
  Miscellaneous                                                    1,891
  Legal Expenses                                                   1,833
                                                                --------
  Total Expense                                                   12,326

NET INVESTMENT INCOME                                              8,180
                                                                --------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES

  Net Realized Gain (Loss) from Securities Transactions         --------
  Net Increase (Decrease) in Unrealized Appreciation              87,478
                                                                --------
  Net Realized and Unrealized Gain (Loss) on Securities           87,478
                                                                --------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $  95,658
                                                                ========

 See Notes to Financial Statements


                               SCM PORTFOLIO FUND INC
                       SCHEDULE OF INVESTMENTS IN SECURITIES
                                    JUNE 30, 1998

                                     (UNAUDITED)



CASH EQUIVALENTS (38.58%)                                           $497,496
                                                                    ========
SECURITIES (61.42%)

GOVERNMENT SECURITIES (7.86%)

50    U.S. Treasury Notes, 6.375%, Due 1/15/1999                    $ 50,250

50    U.S. Treasury Notes, 6.25%, Due 1/31/02                         51,125
                                                                     ________

         Total Government Securities                                $101,375
                                                                     ________

COMMON STOCKS 52.34%

     Common Stock                                Investment Cost   Market Value
100  Travelers                                         5,148           6,063
800  Abbott Laboratories                               9,182          32,800
300  Air Touch Communica.                              7,358          17,531
100  Amgen, Inc.                                       5,710           6,537
200  AMP, Inc.                                         7,970           6,875
200  Automatic Data Proc.                              6,573          14,575
200  Bell Atlantic                                    10,103          18,250
150  Cisco Systems                                     4,960          13,809
1500 Flowers Industries                               12,343          30,657
700  GTE Corporation                                  21,611          38,938
200  General Electric                                  8,273          18,175
200  Nike                                              9,451           9,738
650  H. J. Heinz                                      17,064          36,481
300  Hewlett Packard                                  12,595          17,963
750  Home Depot                                       22,758          62,276
300  Intel                                            14,308          22,238
200  Johnson & Johnson                                10,354          14,800
400  Merck                                            16,417          53,500
100  Minn. Min. & Man. (3M)                            5,497           8,218
200  Motorola                                         11,020          10,513
300  Norfolk Southern                                  6,035           8,944
425  Oracle                                           10,539          10,439
600  PPG Industries                                   25,426          41,738
300  Pall Corporation                                  4,723           6,150


200  Rubbermaid                                        4,760           6,600
800  Sigma-Aldrich                                    17,765          28,100
200  Southern Company                                  4,235           5,538
1687.5 Synovus Financial                              12,653          40,058
800  Sysco Corporation                                13,682          20,500
300  TECO Energy                                       6,041           8,044
400  Torchmark                                         8,924          18,300
200  USX-US Steel                                      5,970           6,600
400  Wal-Mart                                         11,570          24,300
200  World-Com                                         4,635           9,688

     Total Common Stocks                            $355,653        $674,936
                                                    --------        --------

PREFERRED STOCK 1.22%

600  General Motors Pf Ser B 9.125%                                   15,750
                                                                      ------
           Total Preferred Stocks                                   $ 15,750
                                                                      ______

TOTAL SECURITIES                                                    $792,061
                                                                   =========
TOTAL CASH AND SECURITIES                                         $1,289,557
                                                                   =========

See Notes to Financial Statements



                               SCM PORTFOLIO FUND INC
                         STATEMENT OF CHANGES IN NET ASSETS
                                   JUNE 30, 1998

                                    (UNAUDITED)

                                                        Six Mo.      Year
                                                        Ended        Ended
                                                        6/30/98      12/31/97
                                                        ________     ________
OPERATIONS
  Net Investment Income                                  $  8,180    $ 23,149
  Realized Gain (Loss) on Investments                       -----      23,786
  Change in Unrealized Gain (Loss) on
    Investments                                            87,478     112,532
                                                          -------     -------

       Increase (Decrease) in Net Assets
          Resulting from Operations                        95,658     159,467
                                                          _______     _______

CAPITAL SHARE TRANSACTIONS
  Proceeds from Issuance of Shares                         90,765      49,575
  Reinvestment of Dividends                                ------      22,686
  Reinvestment of Gain Distribution                        ------      23,786
  Cost of Shares Redeemed                                 (50,000)    ( 6,843)
                                                         ________     ________

        Increase (Decrease) in Net Assets from
        Capital Share Transactions                         40,765      89,204
                                                         ________     ________

DIVIDEND PAID
  From Net Investment Income                               ------     (22,686)
  From realized capital gains                              ------     (23,786)

                                                         ________     ________

      Decrease in Net Assets from
         Dividends Paid                                    ------     (46,472)
                                                         ________     ________

      TOTAL INCREASE (DECREASE) IN NET ASSETS             136,423     202,199

          Balance at beginning of period                1,157,801     955,602
                                                          _______     _______
          Balance at end of period                     $1,294,224  $1,157,801
                                                        =========   =========

See Notes to Financial Statements


                               SCM PORTFOLIO FUND INC
                             NOTES TO FINANCIAL STATEMENTS
                                     JUNE 30, 1998

NOTE 1 -  SIGNIFICANT ACCOUNTING POLICIES

The SCM Portfolio Fund, Inc. (the Fund) is a diversified open-end management company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Investments in securities are stated at market values based on the latest quoted market prices. Stock quotes are recorded as soon as practical after the close of the New York Stock Exchange, allowing time for the daily trades to be reported through the pricing arrangement purchased by the investment advisor, SCM Associates, Inc.

B.  Federal Income Taxes

No provision for federal income taxes is considered necessary since the Fund intends to distribute all of its taxable net income during the tax year, including 100% distribution of any realized net gains on investments, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The identified cost method of determining the cost of investments for purposes of computing gains or losses from securities transactions is used for tax purposes.

C. Other

As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

NOTE 2. INVESTMENT MANAGEMENT FEES

Pursuant to the Investment Advisory contract dated December 5, 1997, the investment adviser receives a monthly fee equal to one-twelfth of seventy-four one hundredths (.74) per cent of the daily average net assets of the Fund during the month. Furthermore, the Contract provides that should the management fee and other expenses exceed two (2) per cent at the end of the fiscal year based on the Fund's average monthly assets, the adviser would refund the sum necessary to reduce the total cost to the Fund to not more than (2) per cent of the average monthly assets during the fiscal year.

During the period ending June 30, 1998, the adviser waived the fee during January-June in order to control Fund expenses.

NOTE 3.  ADMINISTRATIVE SERVICES CONTRACT

Pursuant to the Administrative Services Contract dated December 5, 1997, between the Fund and SCM Associates, Inc. (Administrator), the administrator receives a monthly fee equal to one-twelfth of twenty-five one hundredths of one per cent per month (the equivalent of .25 of one per cent per annum) of the daily net assets of the Fund during the month.

NOTE 4.  CUSTODIAN, TRANSFER AGENT, AND FUND ACCOUNTING

Fidelity National Bank, Trust Department, Atlanta, Georgia serves as cust-odian, holding all cash and securities. The custodial fee is $15 per trans-action in securities and .20 of 1% for the first $2,000,000 of assets with a $400 minimum fee annually. The Fund serves as its own transfer agent, and SCM Associates, Inc. under the Administrative Services Contract provides daily pricing and fund accounting. McMullan and Company, Atlanta, Georgia, serves as independent accountant and auditor.

NOTE 5.  PURCHASE AND SALES OF SECURITIES

For the six-month period ending June 30, 1998, purchases and sales of securi-ties other than United States government obligations and cash equivalents aggregated $5,148 (purchases) and no (sales). During the period, no United States Treasury Bills, and no U.S. Treasury Notes were purchased. There were no U.S. government obliations redeemed. On June 30, 1998, the cost basis of securities was $466,261.


NOTE 6.  CAPITAL STOCK

Transactions in capital stock for the six months ending June 30, 1998, were as follows:


                                Shares              Amount

     Shares Sold                6,885.344           $90,765
                                ---------           -------

     Shares Acquired           (3,686.157)          (50,000)
                                ---------           -------

     Net Increase               3,199.187           $40,765
                                =========           =======


                                    FINANCIAL HIGHLIGHTS

The following information provides a per share summary of investment income and capital gains earned by the Fund and the distributions made by the Fund in the form or dividends and capital gains to shareholders. The summary also provides a beginning and ending net asset value (NAV) per share for each year and the total return for each year, allowing the shareholder to trace the value of the Fund over the years since the Fund's registration.
Data for 1989-97 has been audited by McMullan and Company, Atlanta, Georgia, but data for the six months ending June 30, 1998, is unaudited.







                       6/30/98   1997    1996    1995    1994    1993
Net Asset Value
  Beginning of Period $ 13.05     11.69  10.97    9.95   10.41   10.26
                        _____     _____  _____   _____   _____   _____

Income From Invest-
 ment Operations

Net Investment Income     .09       .28    .28     .32     .31     .31

Net Gain(Loss) on
 Securities (realized
 and unrealized)          .95      1.61    .98    1.08    (.39)    .35

                        _____     _____  _____   _____    _____  _____

Total from Investment
 Operations              1.04      1.89   1.26    1.40    (.08)    .66
                        _____     _____  _____   _____    _____  _____

Less Distributions

Dividends (from Net
 Investment Income)      ----      (.26)  (.27)   (.34)   (.29)   (.29)
Distributions (from
 Capital Gains)          ----      (.27)  (.27)   (.04)   (.09)   (.22)
                         _____    _____  _____   _____   _____   _____
Total Distributions      ----      (.53)  (.54)   (.38)   (.38)   (.51)

                         _____    _____  _____   _____   _____   _____

Net Asset Value
 End of Period          $ 14.09    13.05  11.69  10.97    9.95   10.41
                          =====    =====  =====  =====   =====   =====

Total Return               7.97*   16.41  11.53  14.19    (.76)   6.57

*Not Annualized


                          1992      1991     1990     1989
                          ____      ____     ____     ____

Net Asset Value
 Beginning of Period      10.49      9.98     9.96    10.00
                          _____     _____    _____    _____

Income from Invest-
 ment Operations

Net Investment Income       .31       .44      .59      .75

Net Gain(Loss) on
 Securities (realized
 and unrealized)           (.08)      .52     (.13)    (.06)
                          _____     _____    _____    _____

Total from Investment
 Operations                 .23       .96      .46      .69

Less Distributions

Dividends(from Net
 Investment Income)        (.30)     (.44)    (.44)    (.73)

Distributions(from
 Capital Gains)            (.16)     (.01)     ---      ---
                           _____     _____    _____    _____

Total Distributions        (.46)     (.45)    (.44)    (.73)
                           _____     _____    _____    _____

Net Asset Value
 End of Period             10.26     10.49     9.98     9.96
                           =====     =====    =====    =====

Total Return                2.25      9.78     4.57     6.90

                                Ratio/Supplemental Data
                    (All numbers are percentages, except Net Assets)

Net Assets, End of Period

  6/30/98                 1,294,224
     1997                 1,157,801
     1996                   955,602
     1995                   922,948
     1994                   812,629
     1993                   731,106
     1992                   655,028
     1991                   706,098
     1990                   693,383
     1989                   358,406



                       6/30/98    1997  1996  1995  1994  1993

Ratio of Expenses
to Avg. Net Assets         .97%*   1.48  1.68  1.47  1.59  1.58

Ratio of Net Income to
Average Net Assets         .65%*   3.66  4.01  4.52  4.59  4.36

Portfolio Turnover
Rate                     0.00%    12.70 11.43 14.84 27.17 21.00


Average Commission
Rate Paid              $.3500*   $.1813 $.1553

* Not Annualized


                                  1992      1991      1990     1989
Ratio of Expenses
to Average Net Assets              1.83      1.39      1.70     1.40

Ratio of Net Income to
Average Net Assets                 2.91      4.22      5.75     7.20

Portfolio Turnover
Rate                              28.00     35.00     45.00     0.00

Average Commission
Rate Paid

See Notes to Financial Statements